Exhibit j

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Shareholders and Board of Trustees
CitiFunds Institutional Trust:

We consent to the use of our report dated October 21, 2005, for Citi Institutional Cash Reserves, a series of CitiFunds Institutional Trust, and Prime Cash Reserves Portfolio, a series of Institutional Portfolio, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                               /s/ KPMG LLP


New York, New York
December 27, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Shareholders and Board of Trustees
CitiFunds Institutional Trust:

We consent to the use of our report dated October 21, 2005, for Citi Institutional Enhanced Income Fund, a series of CitiFunds Institutional Trust, and Institutional Enhanced Portfolio, a series of Institutional Portfolio, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                               /s/ KPMG LLP


New York, New York
December 27, 2005

Page 3
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Shareholders and Board of Trustees
CitiFunds Institutional Trust:

We consent to the use of our report dated October 21, 2005, for Citi Institutional Liquid Reserves, a series of CitiFunds Institutional Trust, and Liquid Reserves Portfolio, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                               /s/ KPMG LLP


New York, New York
December 27, 2005

Page 4
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Shareholders and Board of Trustees
CitiFunds Institutional Trust:

We consent to the use of our report dated October 21, 2005, for Citi Institutional Tax Free Reserves, a series of CitiFunds Institutional Trust, and Tax Free Reserves Portfolio, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial
Highlights" in the prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                               /s/ KPMG LLP


New York, New York
December 27, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Shareholders and Board of Trustees
CitiFunds Institutional Trust:

We consent to the use of our report dated October 21, 2005, for Citi Institutional U.S. Treasury Reserves, a series of CitiFunds Institutional Trust, and U.S. Treasury Reserves Portfolio, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                               /s/ KPMG LLP


New York, New York
December 27, 2005